                                                                   Exhibit 10.30

                                GEOWORKS - MYTURN

                 STOCK TRANSFER AND TECHNOLOGY LICENSE AGREEMENT

This Agreement is entered and effective as of December 22, 1999 (the "Effective Date"), by and among GEOWORKS CORPORATION, a Delaware corporation ("GEOWORKS"), and Compu-DAWN, Inc., dba MYTURN.com, a Delaware corporation ("Compu-DAWN"), and GPC Acquisition Corp., a Delaware corporation that is a wholly-owned subsidiary of Compu-DAWN ("GPC"; sometimes Compu-DAWN and GPC are collectively referred to herein as "MYTURN").

                                    RECITALS

      1. MYTURN is entering into an Asset Purchase Agreement (the "APA"), of even date herewith, for the purchase of certain tangible and intangible assets and the assumption of certain liabilities of GLOBAL PC, Inc., a California corporation ("GLOBAL"). Compu-DAWN agrees to guarantee all debts and obligations of GPC due, owing, and pertaining to GEOWORKS;

      2. MYTURN desires to license certain technology from GEOWORKS (the "Licensed Technology") and develop and market a low cost personal computer ("MYTURN PC Device");

      3. GEOWORKS is the developer, publisher, and sole worldwide licensor of a proprietary graphical operating system and environment ("GEOS") and a set of applications running on top of GEOS ("Applications");

      4. GEOWORKS is willing to grant to MYTURN the right to embed GEOS and the Applications into MYTURN PC Devices; and

      5. With GEOWORKS' consent, GLOBAL has developed certain enhancements to GEOS and the Applications ("Enhancements"), which GLOBAL will transfer to MYTURN in conjunction with the APA;

      NOW THEREFORE, in consideration of these presents and for such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1.1   DEFINITIONS.

      1.1a "AUTHORIZED PERSONNEL" means employees of Compu-DAWN, GPC, or GLOBAL who are authorized by GEOWORKS and Compu-DAWN or GPC to have access to the source code to the Licensed Technology.

      1.1b "DERIVATIVE WORK" means (i) for material subject to copyright protection, any work that is based upon any of the Licensed Technology, such as a revision, modification, translation, abridgment, condensation, expansion, collection, compilation or any other form in which such pre-existing work may be recast, transformed or adapted; (ii) for patentable or patented materials, any adaptation, subset, addition, improvement or combination of the Licensed Technology; and (iii) for material subject to trade secret protection, any new material, information or data relating to and derived from the Licensed Technology.

      1.1c "DISTRIBUTOR OF MYTURN" means any person or entity to whom MYTURN or any Affiliate grants the right to distribute MYTURN PC De-vices. The term "Distributor of MYTURN" does not include OEMs of MYTURN.

      1.1d "EMBEDDED" means reproduced in solid state media (e.g., Read Only Memory (ROM)) in a hardware device, and physically integrated into the device.

      1.1e "END USER" means any person or entity that acquires a copy of a MYTURN PC Device for its own use, and not for resale.

      1.1f "INITIAL LICENSE FEE -- CASH" means a non-refundable license fee of $541,083.56, payable in the manner set forth hereinbelow.

      1.1g "INTELLECTUAL PROPERTY RIGHTS" means patents, design patents, and designs (whether or not capable of registration), chip topography rights and other like protection, copyrights, trademarks, and any other form of statutory protection of any kind, and applications for any of the foregoing respectively, all moral rights, including rights of paternity and integrity, Confidential Information, know-how and trade secrets.

      1.1h "LICENSED TECHNOLOGY" means the GEOWORKS software, software development tools, and documentation described in Exhibit A.

      1.1i "LICENSEE OF GEOWORKS" means (i) any licensee to whom GEOWORKS has, on or before March 31, 1999, granted a right to reproduce and/or distribute copies of the Licensed Technology, and (ii) any licensee to whom GEOWORKS, following the Effective Date of this Agreement, grants a right to manufacture and distribute any products based on the Licensed Technology, but excluding a MYTURN PC Device.

      1.1j "MANUFACTURER OF MYTURN" means any person or entity to whom MYTURN or any Affiliate grants the right to manufacture units of MYTURN PC Devices in accordance with this Agreement.

      1.1k "MYTURN PC DEVICE(S)" means low-cost, general-purpose personal computers for the domestic and international markets, built on the Intel x86 microprocessor architecture, or similar architecture, in which the Licensed Technology is Embedded. MYTURN PC Devices shall not be capable of or include wireless data transfer or voice reception or transmission other than an IrDA connection for keyboard input, mouse, track ball or pointing stick; have a physical PC keyboard and mouse; and have either no monitor (for use with television), a CRT of at least 14" diagonal, or an LCD of at least 10" diagonal. If mutually agreed in writing by the Parties during the initial term of this Agreement, a MYTURN PC Device may have a CRT or LCD of less than 10" diagonal.

      1.1l "MYTURN PRODUCT SHIPMENT" means a shipment of a unit of any MYTURN PC Device by MYTURN, or by a Manufacturer of MYTURN or OEM of MYTURN, to a Distributor, End User or other customer.

      1.1m "OEM OF MYTURN" means any person or entity to whom MYTURN or any Affiliate grants the right to manufacture and distribute MYTURN PC Devices, or any devices, which contain copies of the Licensed Technology Embedded therein.

      1.1n "PARTY" AND "PARTIES" means GEOWORKS, Compu-DAWN, and GPC. "AFFILIATE" means any person or entity in any form of business relationship with either or both of Compu-DAWN or GPC, including GLOBAL; and any subsidiaries of, or successors to, Compu-DAWN, GPC, GLOBAL and their respective affiliates.

      1.1o "SHARES" shall mean up to 320,000 shares of the common stock of Compu-DAWN, or any successor entity, issuable to GEOWORKS pursuant to Section 3.6 of this Agreement.

      1.1p "THIRD PARTY TECHNOLOGY" means software, hardware, documentation or other technologies that are licensed to GEOWORKS by third parties and sub-licensed to MYTURN under this Agreement.

      1.1q "WARRANT" shall mean the warrant for 250,000 shares of common stock of Compu-DAWN issued to GEOWORKS pursuant to Section 7.1(b) of this Agreement.

1.2 WARRANT. This Agreement has the following Appendix that is incorporated herein and forms an integral part herein:

      Appendix 1 -- Form of Warrant for the purchase of up to 250,000 shares of Compu-DAWN Common Stock to be issued to GEOWORKS, attached hereto.

1.3   REPRESENTATIONS AND WARRANTIES OF MYTURN.

      MYTURN hereby represents and warrants to GEOWORKS as of the date of this Agreement as follows:

      1.3a ORGANIZATION. Each of Compu-DAWN and GPC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. To the extent required by laws, each of Compu-DAWN and GPC shall promptly qualify as a foreign corporation to transact business in the State of California. Each of Compu-DAWN and GPC has all requisite corporate power and authority to own, operate and lease its property and to carry on its respective business as now being conducted and as contemplated by the provisions of the APA and this Agreement. Each of Compu-DAWN and GPC is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the character of properties occupied, owned or held under lease by such entities, or the nature of the conduct of their respective business, makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, operations, assets, liabilities or condition (financial or otherwise) of MYTURN, taken as a whole.

      1.3b VALID ISSUANCE OF WARRANTS AND COMMON STOCK. The Warrants, when granted and delivered in accordance with this Agreement, will be duly authorized, validly issued, fully paid, non-assessable, and issued in compliance with all applicable federal and state securities laws. The shares of Common Stock underlying the Warrants (the "Warrant Shares"), when issued and delivered in accordance with this Agreement, will be duly authorized, validly issued, fully paid, non-assessable, free of pre-emptive rights, and issued in compliance with all applicable federal and state securities laws. The Warrant Shares have been reserved pursuant to a resolution of the Board of Directors of Compu-DAWN. As a condition precedent to any obligation of GEOWORKS under this Agreement,

      Compu-DAWN will deliver a certified copy of said board resolution to GEOWORKS, together with a signed original of this Agreement.

      1.3c AUTHORITY; NO CONFLICT; REQUIRED FILINGS AND CONSENTS.

      (i) Each of Compu-DAWN and GPC has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by the respective Boards of Directors of Compu-DAWN and GPC. As a condition precedent to any obligation of GEOWORKS under this Agreement, a certified copy of each said resolution has been delivered to GEOWORKS together with a signed original of this Agreement. All necessary corporate action required by this Agreement on the part of each of Compu-DAWN and GPC has been secured and is complete. This Agreement has been duly executed and delivered by each of Compu-DAWN and GPC, and constitutes the valid and binding obligation of each of Compu-DAWN and GPC, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

      (ii) The execution and delivery by each of Compu-DAWN and GPC of this Agreement does not, and consummation of the transactions contemplated by this Agreement will not, (i) conflict with, or result in any violation or breach of any provision of, the respective Certificate of Incorporation or Bylaws of either of Compu-DAWN or GPC, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which either of Compu-DAWN or GPC is a party or by which any of its respective properties or assets may be bound, or (iii) to the best knowledge of each of Compu-DAWN and GPC, conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to either or both of Compu-DAWN or GPC or any of their respective properties or assets, except in the case of any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not have a material adverse effect on Compu-DAWN and its subsidiaries, taken as a whole.

      (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to each of Compu-DAWN and GPC in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws.

      1.3D  COMMISSION FILINGS; THE NASDAQ STOCK MARKET SMALLCAP LISTING.

      (i) Compu-DAWN has filed with the Securities and Exchange Commission (the "Commission") all forms, reports and documents required to be filed with the Commission by Compu-DAWN pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since January 1, 1999 (collectively, the "Compu-DAWN Commission Reports"). Each of the Compu-DAWN Commission Reports (i) complies in all material respects with the applicable requirements of the Exchange Act, (ii) at the time of filing with the commission, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) no amendment to any of the Compu-DAWN Commission Reports is required to correct any statement of a material fact or omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading as a result of any subsequent events related to either or both of Compu-DAWN or GPC.

      (ii) The shares of Compu-DAWN Common Stock are listed on The Nasdaq Stock Market SmallCap.

      1.3e CORPORATE CHARTERS. Each of Compu-DAWN and GPC has furnished to the Purchaser true and complete copies of their respective Certificates of Incorporation and Bylaws as currently in effect, including all amendments thereto.

      1.3f STOCKHOLDERS' CONSENTS. No consent or approval of the stockholders of either or both of Compu-DAWN and GPC is required or necessary for such parties to enter into this Agreement or to consummate the transactions contemplated hereby. If any such stockholder consent shall have been required, written proof thereof shall be delivered to GEOWORKS immediately prior to the Effective Date.

      1.3g IRREVOCABLE INSTRUCTIONS TO ISSUE WARRANT. MYTURN has delivered to its counsel and transfer agent, as applicable, irrevocable instructions to issue the Warrant to GEOWORKS within three business days of the Effective Date.

1.4   REPRESENTATIONS AND WARRANTIES OF GEOWORKS.

      GEOWORKS hereby represents and warrants to MYTURN as of the date of this Agreement as follows:

      1.4a AUTHORITY. GEOWORKS has all requisite legal and corporate power to enter into this Agreement and to perform its obligations under the terms of, or contemplated by, this Agreement.

      1.4b AUTHORIZATION. All corporate action on the part of GEOWORKS necessary for the purchase of the Warrant and the performance of GEOWORKS' obligations hereunder has been taken. This Agreement, when executed and delivered by GEOWORKS, will constitute a valid and legally binding obligation of GEOWORKS, enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors' rights generally and by general principles of equity.

      1.4c PURCHASE OF WARRANT AND WARRANT SHARES ENTIRELY FOR OWN ACCOUNT. The Warrant and the Warrant Shares will be acquired for investment for GEOWORKS' own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and GEOWORKS has no present intention of selling, granting any participation in, or otherwise distributing the same, although it is free to formulate such an intention in the future after the expiration of any applicable holding period under the federal and state securities laws and regulations promulgated thereto. Any future disposition of the Warrant or the Warrant Shares will occur in compliance with all applicable federal and state securities laws and regulations.

      1.4d INVESTMENT EXPERIENCE. GEOWORKS is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act"). GEOWORKS is or will become prior to the Effective Date, aware of MYTURN's business affairs and financial condition and has been provided access to and has acquired sufficient information about MYTURN, including a review of the Compu-DAWN Commission Reports, to reach an informed and knowledgeable decision to acquire the Warrant. GEOWORKS has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Warrant, and GEOWORKS acknowledges there is presently no public market for the Warrant. GEOWORKS is not a "broker" or a "dealer" as defined in the Exchange Act.

      1.4e RESTRICTED AND UNRESTRICTED SECURITIES. GEOWORKS understands that the Warrant and the Warrant Shares are characterized as "restricted securities" under applicable U.S. federal and state securities laws, inasmuch as they are being, or will be, acquired from Compu-DAWN in a transaction not involving a public offering and that, pursuant to these laws and applicable regulations, GEOWORKS must hold the Warrant, and, upon the execution thereof, the Warrant Shares indefinitely unless they are registered with the Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. GEOWORKS understands that the Shares, if, when, and as issued, are not intended to be restricted securities and, as such, its representations and warranties set forth above are not applicable to the Shares.

      1.4f LEGENDS. GEOWORKS understands that the Warrant, the Warrant Shares, and the Deficient Shares and the Deficient Penalty Shares (as those terms are defined in Section 3.6, below) will bear a legend substantially similar to the following:

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (a) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING ANY SUCH TRANSACTION INVOLVING THESE SECURITIES OR (b) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL, ACCEPTABLE TO THE COMPANY, FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.


1.5   COVENANT OF MYTURN.

      1.5a LISTING OF COMPU-DAWN'S SECURITIES ON THE NASDAQ STOCK MARKET SMALLCAP. Upon the Warrant Shares becoming publicly tradable pursuant to the registration requirements of applicable U.S. securities laws or exemptions therefrom, Compu-DAWN, or its successor, shall take all rea-sonable action to list the Warrant Shares, the Shares, the Deficient Shares, and the Deficient Penalty Shares on The Nasdaq Stock Market SmallCap.

2.    TECHNOLOGY LICENSE.

2.1 TECHNOLOGY LICENSE AND EXHIBITS. This Agreement includes a Technology License and the following Exhibits that are incorporated herein and form an integral part hereof:

            Exhibit A   Identification of the Licensed Technology and Third
                        Party Technology. This Exhibit is a description of all Licensed Technology licensed to MYTURN on a conditional, exclusive basis under this Agreement, as well as the Third Party Technology made available to MYTURN.

            Exhibit B   Development and Support Services.

            Exhibit C   Commercial Terms. This Exhibit specifies royalties,
                        NRE, additional equity, and other commercial terms of this Agreement.

            Exhibit D   Form of End User License Agreement.

2.2 MODIFICATION AND INTERPRETATION OF EXHIBITS. The Exhibits shall be kept up-to-date and modifications and additions thereto shall be executed as and effective only upon mutual agreement evidenced in writing and signed by authorized officers of the Parties. All Exhibits shall be subject to the terms and conditions of this Agreement, unless otherwise provided in any such Exhibit. In the event of a conflict between the terms of an Exhibit and the terms of this Agreement, the terms of each Exhibit shall be given effect only for the subject matter covered by that Exhibit.

2.3 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto state the entire agreement between the Parties and supersede all prior communications, written or oral, between the Parties. No terms in any purchase order or other forms shall modify the terms of this Agreement, even if such purchase order or other forms are accepted by either Party.

2.4 SEVERABILITY. If any provision contained in this Agreement is determined to be invalid or unenforceable, in whole or in part, the remaining provisions and any partially enforceable provision will, nevertheless, be binding and enforceable, and the Parties agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision.

2.5 WRITING. No amendment or modification of this Agreement, including the exhibits, may be made except by an instrument in writing signed by authorized officers of the Parties

3.    GRANT OF CONDITIONAL LICENSES; CONDITIONS AND REMEDIES. Subject to Section
3.5 (Reserved Rights), GEOWORKS grants the following conditional licenses to
MYTURN:

3.1 LICENSE FEE. The License Fee shall consist of an Initial License Fee-- Cash, the Warrant, and the royalty payments set forth in Exhibit C.

3.2   REPRODUCTION.

      3.2a a non-transferable (except as provided in Section 16.1 (Assignment)), conditional exclusive worldwide license to reproduce copies of the object code of the Licensed Technology, and of the object code of Derivative Works, Embedded in MYTURN PC Devices, and, with consent of GEOWORKS, the right to sub-license such reproduction rights to Manufacturers of MYTURN and to OEMs of MYTURN, all such sub-licenses to be in writing and subject to the terms, conditions and limitations of this Agreement; and

      3.2b a non-transferable (except as provided in Section 16.1 (Assignment)), and conditional exclusive worldwide license to reproduce copies of the object code and source code of the Licensed Technology and of Derivative Works, for internal use only by MYTURN in carrying out its rights and obligations under this Agreement.

3.3 MODIFICATION; DERIVATIVE WORKS. a conditional exclusive, non-transferable (except as provided in Section 16.1 (Assignment)), worldwide license to modify the source code to the Licensed Technology, and to create Derivative Works; provided that any warranty against infringement, indemnity obligation, or maintenance or support obligation given by GEOWORKS under the provisions of this Agreement shall not apply to modifications or Derivative Works made by or for MYTURN, or to portions of the Licensed Technology affected by such modifications or Derivative Works. For purposes of this Modification license, GEOWORKS grants to MYTURN a non-exclusive, non-transferable (except as provided in Section
      16.1 (Assignment)) conditional internal license to use the software development tools and documentation included in the Licensed Technology.

3.4   DISTRIBUTION.

      3.4a a non-transferable (except as provided in Section 16.1 (Assignment)), conditional worldwide license to distribute the Licensed Technology and Derivative Works, Embedded in MYTURN PC Devices, in object code form only, and, with consent of GEOWORKS, the right to sublicense such distribution rights to OEMs of MYTURN, Manufacturers of MYTURN and Distributors of MYTURN, all such sublicenses to be in writing and subject to the terms, conditions and limitations of this Agreement. MYTURN and its sublicensees will distribute the Licensed Technology and Derivative Works to End-Users only under the terms of an End User license substantially in the forms provided as Exhibit D.

      3.4b GEOWORKS shall grant to MYTURN the right to distribute the software development tools and documentation included within the Licensed Technology, upon mutual agreement as to commercial terms and conditions of the proposed distribution arrangement.

3.5   RESERVED RIGHTS.

      3.5a MYTURN may not distribute, or authorize its Distributors to distribute, Licensed Technology or Derivative Works in any form that is not Embedded; provided, however, that MYTURN may distribute software upgrades to the Licensed Technology and/or to Derivative Works to its customers on diskettes, CD-ROM, or other media, and such upgrades may be loaded into memory in the MYTURN PC Device.

      3.5b MYTURN's rights hereunder shall be subject to rights granted by GEOWORKS to Licensees of GEOWORKS.

      3.5c GEOWORKS reserves to itself and its licensees the exclusive right to manufacture and distribute the Licensed Technology in all devices other than MYTURN PC Devices.

3.6   EXCLUSIVITY.

      3.6a Subject to Section 3.5 (Reserved Rights) and Section 3.6(b) (Conditions of Exclusivity), and provided that MYTURN is in full compliance with all payment obligations, provisions, terms, and conditions in this Agreement, the rights granted to MYTURN in Sections 3.1 (Reproduction) and 3.3 (Distribution) shall be conditionally granted to MYTURN, and not to any PC device competitors of MYTURN, during the term of this Agreement.

      3.6b  Conditions of Exclusivity. The rights granted to MYTURN in Sections
      3.1 (Reproduction) and 3.3 (Distribution) are conditional. If MYTURN timely makes all payments in accordance with their terms, including GEOWORKS' deferral of remedies terms, and complies with all other terms and conditions in this Agreement, meets all the performance requirements set forth hereinbelow, and timely makes all the royalty payments set forth in Exhibit C, MYTURN shall obtain conditional rights, subject to meeting said performance requirements continuously and making said royalty payments. With respect to royalty payments due based on units shipped under the performance requirements set forth below, and only such royalty payments, MYTURN may also maintain conditional rights by paying to GEOWORKS, no later than the last day of each applicable period, a cash amount equal to the number of units (cash equivalent) by which it is short of the performance requirements set forth below, multiplied by the minimum royalty for North American, International, and School units as set forth in Exhibit C. Royalties are due, payable and fully earned by GEOWORKS upon shipment by MYTURN.

      3.6c  Performance Requirements:

            # # #

3.7   REMEDIES.

      3.7a MYTURN agrees to perform all obligations herein, comply with all terms and conditions herein, timely pay all money due GEOWORKS as indicated herein, and timely pay all per unit royalties for the Licensed Technology as indicated herein. If MYTURN defaults in respect of its performance of any or all of its requirements set forth in this Agreement, then, without the requirement of notice, GEOWORKS will be entitled to exercise any and all of its legal and equitable remedies, including those outlined in this Section 3.7.

      3.7b In addition to all other remedies herein arising from any breach of any provision in this Agreement (including the Recitals), in the event MYTURN fails to meet any of the payment obligations, terms, or conditions of this Agreement, or fails to meet the shipment and/or payment performance requirements in this Agreement, and said failure remains uncured for a net total cure period of sixty (60) calendar days, then, without the requirement of notice, the conditional exclusive li-cense to the Licensed Technology granted herein shall immediately become non-exclusive.

            Separately, and in addition the licenses granted herein becoming non-exclusive, if MYTURN fails to pay in full the Initial License Fee -- Cash due GEOWORKS on or before March 30, 2000 (or the subsequent due dates set forth immediately below), or within two days of the date on which Compu-DAWN, or any of its affiliates or subsidiaries, shall have received any funds or financing from any source in excess of $3,000,000 prior to March 28, 2000, then, in order to continue the use of the Licensed Technology, MYTURN shall be obligated to deliver to GEOWORKS as separate consideration for its agreement to defer (i) collection action, (ii) termination of MYTURN's rights to the Licensed Technology and the Enhancements, and (iii) acquisition of all Derivative Works on an exclusive basis, the following:

            (i) 80,000 of the Shares on March 31, 2000, or such earlier, analogous date if Compu-DAWN, or any of its affiliates or subsidiaries, shall have failed to pay the Initial License Fee -- Cash in full within two days of its receipt of any funds or financing from any source in excess of $3,000,000 prior to March 28, 2000;

            (ii) an additional 80,000 of the Shares, if the Initial License Fee -- Cash is still unpaid on April 29, 2000, which additional Shares shall be delivered on April 30, 2000, or such earlier, appropriate date if Compu-DAWN, or any of its affiliates or subsidiaries, shall have failed to pay the Initial License Fee -- Cash in full within two days of its receipt of any funds or financing from any source in excess of $3,000,000 prior to March 28, 2000;

            (iii) an additional 80,000 of the Shares, if the Initial License Fee
                  -- Cash is still unpaid on May 29, 2000, which additional Shares shall be delivered on May 30, 2000, or such earlier, appropriate date if Compu-DAWN, or any of its affiliates or subsidiaries, shall have failed to pay the Initial License Fee -- Cash in full within two days of its receipt of any funds or financing from any source in excess of $3,000,000 prior to March 28, 2000; and

            (iv) an additional 80,000 of the Shares, if the Initial License Fee -- Cash is still unpaid on June 29, 2000, which additional Shares shall be delivered on June 30, 2000, or such earlier, appropriate date if Compu-DAWN, or any of its affiliates or subsidiaries, shall have failed to pay the Initial License Fee -- Cash in full within two days of its receipt of any funds or financing from any source in excess of $3,000,000 prior to March 28, 2000.

            If any of the Shares, upon their issuance, shall not be registered with the Commission and unrestricted, and freely-tradable, then Compu-DAWN, or any successor entity, if applicable (the "Deficient Shares"), shall immediately issue and addition quantity of shares of its common stock equivalent to 10% of the number of such Deficient Shares (the "Deficient Penalty Shares"). In addition, all of the registration rights granted to GEOWORKS in respect of the Warrant Shares shall also attach to the Deficient Shares and to the Deficient Penalty Shares.

            Notwithstanding the issuance of the Shares (and, if applicable, the Deficient Shares and the Deficient Penalty Shares), and separately, and in addition to all other remedies available to GEOWORKS, if, as of July 1, 2000, or such earlier, appropriate date if Compu-DAWN, or any of its affiliates or subsidiaries, shall have failed to pay the Initial License Fee -- Cash in full within two days of its receipt of any funds or financing from any source in excess of $3,000,000 prior to March 28, 2000, MYTURN has failed to pay the Initial License Fee -- Cash in full, including interest due to GEOWORKS, then, in addition to continuing to remain liable to GEOWORKS for all said money, and without requirement of notice, all of MYTURN's rights in and to the Licensed Technology shall cease immediately and the Enhancements and all Derivative Works shall immediately become the sole property of GEOWORKS.

            Not later than January 10, 2000, and on the 10th day of each month thereafter, MYTURN shall deliver the source code for the Enhancements and all Derivative Works then extant on a CD-ROM to an escrow agent reasonably acceptable to Compu-DAWN and GEOWORKS for safekeeping. The terms of such escrow shall provide, among other items, that the escrow agent shall deliver such CD-ROMs to GEOWORKS at the time it is entitled thereto pursuant to the terms hereof, or shall deliver such CD-ROMs to MYTURN at the time it is entitled thereto pursuant to the terms hereof. In no event shall GEOWORKS be entitled to utilize such source code information except as permitted in accordance with the terms and conditions of this Agreement and pursuant to the transactions contemplated hereby.

4. MANUFACTURERS AND OEMS. Each Manufacturer of MYTURN and each OEM of MYTURN that is granted sublicense rights under Section 3 (GRANT OF LICENSES) must agree in writing:

      4.1a to accept that no ownership rights to the Licensed Technology or to Derivative Works are transferred to the Manufacturer or OEM;

      4.1b to include on all copies of the Licensed Technology and Derivative Works, and on all related packaging, manuals and promotional materials, all proprietary, copyright, trade secret and other notices in accordance with Section 8.1 (Acknowledgment of GEOWORKS) hereof;

      4.1c not to decompile or reverse engineer the Licensed Technology or Derivative Works;

      4.1d to keep records showing the number of copies of the Licensed Technology and Derivative Works manufactured, and the number of copies distributed;

      4.1e to furnish to MYTURN, within 30 days from the end of each calendar quarter, a signed statement showing the number of copies so made and the number of copies so distributed, and to allow MYTURN or GEOWORKS to have such statements examined and audited by an independent auditor to the extent necessary to verify such statements, subject to the audit conditions set forth in Section 7.7 (Audits); and

      4.1f to be bound by the provisions of this agreement, and to permit GEOWORKS to enforce such provisions against such Manufacturers, provided that the appointment of Manufacturers and OEMs by MYTURN shall not in any respect create any relationship between GEOWORKS and such persons.

5.    INTELLECTUAL PROPERTY RIGHTS.

5.1 THE LICENSED TECHNOLOGY. GEOWORKS and its licensors are and shall remain the sole owners of all Intellectual Property Rights in and to the Licensed Technology.

5.2 THE MYTURN PC DEVICES. MYTURN is and shall remain the owner of all Intellectual Property Rights in and to the MYTURN PC Devices (excluding the Licensed Technology, and excluding any Derivative Works owned by GEOWORKS as set forth below).

5.3   DERIVATIVE WORKS.

      5.3a GEOWORKS shall own the Intellectual Property Rights in and to any Derivative Works made by GEOWORKS during the course of this Agreement. Derivative Works made by GEOWORKS pursuant to this Agreement at the request of MYTURN shall automatically be included within the licenses granted in Section 3 (GRANT OF LICENSES) of this Agreement. Other Derivative Works made by GEOWORKS during the term of this Agreement shall be treated as set forth in Section 6 (UPDATED AND NEW LICENSED TECHNOLOGY).

      5.3b MYTURN shall conditionally own the Intellectual Property Rights in and to any Derivative Works made by MYTURN during the course of this Agreement or made for MYTURN by third parties other than GEOWORKS (hereafter referred to as "made by or for MYTURN").

      5.3c MYTURN's Intellectual Property Rights in Derivative Works shall not extend to the underlying Licensed Technology or underlying Derivative Works owned by GEOWORKS, as set forth above, but only to the modifications thereto made by or for MYTURN.

      5.3d GEOWORKS may independently develop and own the Intellectual Property Rights to Derivative Works that are functionally equivalent to those made by or for MYTURN, provided that it does so without copying the source code to any MYTURN-owned Derivative Works. For this purpose, the Parties understand that MYTURN may provide GEOWORKS with access to the source code to the MYTURN-owned Derivative Works, so that GEOWORKS may assist MYTURN in its development activities. The Parties agree that GEOWORKS' development of equivalent GEOWORKS-owned Derivative Works shall be considered "independent" despite such access.

      5.3e Where the contributions of GEOWORKS and MYTURN to the creation of a Derivative Work are so interlinked that it is not possible to determine separate ownership, then each of the Parties shall have an undivided one-half ownership interest in any Intellectual Property Rights therein; provided however, that such jointly-owned Intellectual Property Rights shall not extend to the underlying Licensed Technology or underlying Derivative Works owned by either Party, as set forth above, but only to the modifications thereto made jointly.

      5.3f Each Party shall take all actions and execute all documents that are necessary to assign to the other its one-half ownership interest in any jointly-owned Intellectual Property Rights. Neither Party shall be required to obtain the consent of, or account to, the other Party for the exploitation of the rights covered by any such jointly-owned Intellectual Property Rights, except that neither Party shall have the authority to grant an exclusive license under any such rights without the prior written consent of the other Party.

      5.3g For purposes of this Section 5.3 (DERIVATIVE WORKS), a Party shall be considered to have "made" or made a "contribution" to a Derivative Work by substantially participating in the design and coding of the software. MYTURN accepts that no jointly owned Intellectual Property Rights is created merely because MYTURN supplies to GEOWORKS a specification of features which GEOWORKS then creates.

6. UPDATED AND NEW LICENSED TECHNOLOGY. Upon mutual agreement as to terms and conditions, GEOWORKS may create updates and upgrades to the Licensed Technology during the term of this Agreement. Further, the licenses granted in Section 3 (GRANT OF LICENSES) shall, at MYTURN's election, extend to all updates and revisions to the Licensed Technology that GEOWORKS generally releases to all of its OEM customers, if and when such updates are released by GEOWORKS.

7.    PAYMENTS.

7.1 INITIAL LICENSE FEE. MYTURN agrees to pay GEOWORKS the non-refundable Initial License Fee -- Cash of $541,083.56, of which $35,000 shall be paid upon execution of this Agreement and the balance shall be paid not later than the dates set forth in this Agreement, with interest accruing on the unpaid Initial License Fee -- Cash at the rate of 10% per annum.

      The Initial License Fee -- Cash, including interest accrued thereon, shall be payable in full by MYTURN to GEOWORKS not later than two days after Compu-DAWN, or any of its affiliates or subsidiaries, receives any funds or financing from any source in excess of $3,000,000 prior to March 28, 2000. If Compu-DAWN, or any of its affiliates or subsidiaries, shall not have received any funds or financing from any source in excess of $3,000,000 prior to March 28, 2000, the Initial License Fee -- Cash, and interest accrued thereon, shall be payable in full not later than March 30, 2000, subject to the deferrals by GEOWORKS of the exercise of its remedies in accordance with the terms of Section 3.7b, above, the Initial License Fee -- Cash, and interest accrued thereon, shall be payable in full not later than March 30, 2000.

      Compu-DAWN shall grant to GEOWORKS the Warrant for the purchase of 250,000 shares of Compu-DAWN's Common Stock at the market price on the day this Agreement is executed.

7.2 ROYALTY PAYMENTS. MYTURN agrees to pay to GEOWORKS the royalty payments set forth in Exhibit C. Royalty payments are due and payable within thirty
      (30) days after the calendar quarter in which any MYTURN PC Device Product Shipment occurs.

7.3 NOT FOR RESALE UNITS. MYTURN will not incur any royalty payments (except for reimbursement to GEOWORKS for third-party technologies as identified in Exhibit C) for a limited number of promotional, "not for resale" units of MYTURN PC Devices, not to exceed 20 units, provided free of charge to End Users or to MYTURN Distributors, or for units used by MYTURN solely for demonstration purposes and/or for customer support; provided, however, that a royalty payment will become due if and when MYTURN receives a payment or other compensation for any such units or uses such units for internal use other than as set forth in this Section.

7.4   CURRENCY. All payments under this Agreement are to be made in U.S.
      Dollars.

7.5 RECORDS. MYTURN shall maintain complete and accurate records of all MYTURN PC Device Product Shipments and records identifying the amount of royalties and other payments due hereunder.

7.6 REPORTS. No later than thirty (30) days after the end of each calendar quarter, MYTURN shall send to GEOWORKS a report detailing for such quarter:

      7.6a The number of units of MYTURN PC Device Product Shipment, including a breakdown as applicable by MYTURN PC Device and Product, version and country; and

      7.6b A detailed account of all royalty and other amounts due and the basis for calculation.

7.7 AUDITS. During the term of this Agreement and for twelve (12) months after the expiration or any termination of this Agreement, an independent third-party representative of GEOWORKS, reasonably acceptable to MYTURN, upon reasonable notice and during MYTURN's normal business hours, shall have the right to conduct an audit of the relevant portions of MYTURN's books of account to verify compliance with this Agreement. MYTURN shall immediately pay any overdue payments revealed by such audit(s), together with interest thereon at the rate of 1.5% per month (or the maximum permitted by applicable law, if less) from the due date until paid. Except as set forth below, such audit(s) may be conducted no more than once in any six-month period. GEOWORKS shall bear the costs of the audit; provided, however, if the audit reveals overdue payments in excess of five percent (5%) of the total royalty payable for any six-month period, MYTURN shall pay the costs of such audit and for each such audit GEOWORKS shall have the right to conduct another audit during the same six-month period. All information obtained by GEOWORKS' independent third party representative during any such audit shall be treated as Confidential Information as defined in Section 14 (Nondisclosure and Restricted Use).

7.8 INTEREST. MYTURN shall pay GEOWORKS interest at the rate of 1.5% per month, or the maximum rate allowed by law, whichever is less, on any payments that are overdue by more than thirty (30) days, which interest shall be applied from the date said sum was originally first due until the date the entire payment and applicable interest is due.

8.    ADVERTISING, TRADEMARK USAGE/PROTECTION AND PUBLICITY.

8.1 TRADEMARK, COPYRIGHT, AND PROPRIETARY MARKINGS. MYTURN acknowledges that GEOWORKS is the sole owner and sole worldwide licensor of GEOS and the Applications. MYTURN will not lay claim, or make or advertise any claim to ownership or licensing capacity to GEOS or the Applications in any publication or communication. Any time MYTURN uses the GEOS name or mark it will be identified with the registered trademark and copyright marks, and with credit and reference to GEOWORKS as sole owner and licensor appearing on the same page in typeface and font no smaller than 10 point. Any press release or presentation referring to or pertaining to GEOWORKS or GEOS in any way shall be sent to the office of General Counsel of GEOWORKS for review and prior written approval in advance of any distribution, use, or release. MYTURN agrees not to alter or remove any of GEOWORKS' proprietary notices on copies of Licensed Technology without GEOWORKS' prior written permission.

8.2 ACKNOWLEDGMENTS. Each Party shall be entitled to use the other Party's name and the name of its products in promotional literature and marketing materials, upon receipt of prior approval from the other Party, such approval not to be unreasonably withheld or delayed. Such approval may be given only by the office of General Counsel of GEOWORKS. Each Party shall promptly review (within five (5) business days) all such requests made under this Subsection.

8.3 PUBLIC RELATIONS. Upon first commercial launch of a MYTURN PC Device, and at other reasonable times upon mutual agreement of the Parties, each Party will create and issue a mutually agreeable press release, printed on its own letterhead, announcing the Parties' relationship as established by this Agreement.

9.    GEOWORKS' INDEMNITIES.

9.1 INDEMNITY. GEOWORKS will indemnify, defend, and hold harmless MYTURN against, and pay any resulting awards and settlements arising from, any claim, demand, suit or action to the extent it alleges that the Licensed Technology as supplied by GEOWORKS infringes upon any United States patent issued as of the Effective Date of this Agreement, (or, with respect to updates, as of the date that any update is supplied to MYTURN by GEOWORKS), or any copyright or trade secret of any third party, provided that (1) MYTURN promptly informs GEOWORKS in writing of any such claim, demand, action or suit, (2) GEOWORKS is given control over the defense thereof and MYTURN cooperates in the defense, at GEOWORKS' expense, and
      (3) MYTURN will not agree to the settlement of any such claim, demand, action or suit prior to a final judgment thereon without the prior written consent of GEOWORKS, which consent will not be unreasonably withheld. MYTURN shall have the right to select its own counsel to participate in any such defense, at MYTURN's expense. GEOWORKS' indemnity obligations do not apply to (1) modifications to the Licensed Technology specified by MYTURN, (2) modifications made to the Licensed Technology by anyone other than GEOWORKS, (3) use of a superseded version of the GEOWORKS Licensed Technology after release of an update by GEOWORKS in accordance with
      Section 6 hereof, (4) use of a superseded infringing version of the Licensed Technology by MYTURN after release of a non-infringing version by GEOWORKS in accordance with Section 9.2 hereof (GEOWORKS' Options), and
      (5) any use or combination of the Licensed Technology with any technology, software or hardware not supplied by GEOWORKS, if such alleged infringement would be avoided by use of the Licensed Technology alone or with other technology, software or hardware.

9.2 RESPONSE TO INFRINGEMENT CLAIM. If a claim, demand, suit or action alleging infringement is brought, or if GEOWORKS reasonably believes one may be brought (based upon the opinion of independent counsel), GE-

      OWORKS shall have the option at its expense to (1) modify the Licensed Technology to avoid the allegation of infringement, (2) obtain for MYTURN a license to continue reproducing and distributing the Licensed Technology, or (3) if neither (1) nor (2) is reasonably practicable in GEOWORKS' discretion, terminate this Agreement as to the affected Licensed Technology, as to a portion thereof, or as to a specific MYTURN Product or Products, upon written notice.

9.3 LIMITATIONS. This Section 9 (GEOWORKS' INDEMNITIES) sets forth GEOWORKS' entire liability to MYTURN for any actual or alleged infringement or misappropriation of any third party's intellectual property rights arising out of the Licensed Technology. In no event shall GEOWORKS' aggregate liability to defend and indemnify under Section 9 (GEOWORKS' INDEMNITIES) exceed an amount equal to the lesser of (a) the total of all amounts that have been paid by MYTURN to GEOWORKS under this Agreement, plus the fair market value of any equity of MYTURN granted to GEOWORKS pursuant to this Agreement, or (b) two times the total of all amounts that have been paid by MYTURN to GEOWORKS under this Agreement, not including the value of such equity. The foregoing amounts and value shall be determined as of the date that the infringement claim is finally settled or, if there is no settlement, as of the date that a final decision is made by a court or arbitrator in the infringement action.

10.   MYTURN'S INDEMNITIES.

10.1 INDEMNITY. MYTURN and its Affiliates will defend GEOWORKS against, and pay any resulting awards and settlements arising from any claim, demand, suit or action to the extent it alleges that a MYTURN PC Device or any modification to the Licensed Technology made by or for MYTURN infringes upon any United States patent issued as of the Effective Date of this Agreement, or any copyright or trade secret of any third party provided that (1) GEOWORKS promptly informs MYTURN in writing of any such claim, demand, action or suit, (2) MYTURN is given control over the defense thereof and GEOWORKS cooperates in the defense at MYTURN's expense, and
      (3) GEOWORKS will not agree to the settlement of any such claim, demand, action or suit prior to a final judgment thereon without the written consent of MYTURN, which consent will not be unreasonably withheld. GEOWORKS shall have the right to select its own counsel to participate in any such defense at GEOWORKS' expense. MYTURN's indemnity obligations do not apply to (1) modifications to a MYTURN PC Device specified by GEOWORKS, and (2) any use or combination of a MYTURN PC Device with any technology, software or hardware not supplied by MYTURN, if such alleged infringement would be avoided by use of such MYTURN PC Device alone or with other technology, software or hardware.

10.2 LIMITATIONS. This Section 10 (MYTURN'S INDEMNITIES) sets forth MYTURN's entire liability to GEOWORKS for any actual or alleged infringement or misappropriation of any third party's intellectual property rights arising out of a MYTURN PC Device. In no event shall MYTURN's aggregate liability to defend and indemnify under Section 10 (MYTURN'S INDEMNITIES) exceed an amount equal to the lesser of (a) the total of all amounts to be paid by MYTURN to GEOWORKS under this Agreement, plus the fair market value of any equity of MYTURN granted to GEOWORKS pursuant to this Agreement, or (b) two times the total of all amounts to be paid by MYTURN to GEOWORKS under this Agreement, not including the value of such equity. The foregoing amounts and value shall be determined as of the date that the infringement claim is finally settled or, if there is no settlement, as of the date that a final decision is made by a court or arbitrator in the infringement action.

11. COMBINATION CLAIMS. Any infringement claim arising solely out of the use or combination of the Licensed Technology with any MYTURN technology or product shall be defended cooperatively by both Parties, and the cost of such defense and any settlements or liabilities shall be shared equitably by the Parties. If the Parties cannot agree as to the equitable arrangement, then the settlements or liabilities shall be shared pursuant to the determination by the arbitrator (or court, if the claim was filed in a court by a third party) of each Party's percentage of fault.

12.   WARRANTIES.

12.1 DISCLAIMER OF EXPRESS WARRANTIES. Subject to Section 9 (GEOWORKS' INDEMNITIES), all Licensed Technology, Third Party Technology, Confidential Information and other products or technologies provided by GEOWORKS are provided "AS IS," without a warranty of any kind. NO REQUEST FOR PROPOSAL, PROPOSAL, CORRESPONDENCE, ADVERTISEMENT, BID OR VERBAL REPRESENTATION CONCERNING THE LICENSED TECHNOLOGY, THIRD PARTY TECHNOLOGY, GEOWORKS CONFIDENTIAL INFORMATION, OR SERVICES PROVIDED BY GEOWORKS UNDER THIS AGREEMENT SHALL CONSTITUTE A WARRANTY OR GUARANTY.

12.2 DISCLAIMER OF IMPLIED WARRANTIES. SUBJECT TO SECTION 9 (GEOWORKS' INDEMNITIES), TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL IMPLIED WARRANTIES WITH RESPECT TO THE LICENSED TECHNOLOGY, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, ARE HEREBY EXCLUDED.

12.3 LIMITED WARRANTY FOR THIRD PARTY TECHNOLOGY. WITH RESPECT TO ANY THIRD PARTY TECHNOLOGY, GEOWORKS WILL PASS THROUGH TO MYTURN ANY WARRANTY THAT GEOWORKS IS AUTHORIZED BY ITS SUPPLIER SO TO PASS THROUGH. GEOWORKS EXTENDS NO OTHER WARRANTY, STATUTORY, EXPRESS, IMPLIED OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE, REGARDING ANY HARDWARE, SOFTWARE, CONTENT OR SERVICES PURCHASED OR LICENSED BY MYTURN FROM THIRD PARTIES, EVEN IF SUCH ITEMS WERE SELECTED OR RECOMMENDED FOR MYTURN BY GEOWORKS. ALL WARRANTIES, IF ANY, ARE PROVIDED SOLELY BY THE THIRD PARTY PROVIDERS.

13.   TERM OF AGREEMENT AND TERMINATION.

13.1 TERM. This Agreement shall begin on the Effective Date. The initial term of the Agreement will expire on December 31, 2004, and may be extended by mutual agreement if MYTURN has met the Conditions of Exclusivity set forth in Section 3.5 (3.5(b)) (Conditions of Exclusivity). Thereafter, the Agreement will be eligible for renewal for successive one-year terms provided that MYTURN meets performance requirements to be determined by mutual agreement.

13.2 TERMINATION FOR BREACH (LIMITED CURE PERIOD). Each Party shall have the right to terminate this Agreement upon written notice to the other Party that other Party is in breach of any material term of this Agreement. Any notice of termination shall indicate the first date of the breach and calculate 60 days forward as the effective date of the termination. Accordingly, the Parties agree that the breaching party has only 60 days from the breach to cure.

13.3 BANKRUPTCY. Each Party shall have the right to terminate this Agreement immediately upon written notice in the event that the other Party becomes insolvent, files for any form of bankruptcy, makes any assignment for the benefit of creditors, or ceases to conduct business (other than in connection with an assignment permitted under Section 16.1 (Assignment)). Each Party acknowledges that if it is a debtor-in-possession or if a trustee in bankruptcy in a case under the United States Bankruptcy Code rejects this Agreement or any agreement supplementary hereto, the other Party may elect to retain its rights under this Agreement and/or any supplementary agreement as provided in Section 365(n) of the Bankruptcy Code. Upon written request of the other Party to the bankrupt Party or the Bankruptcy Trustee, the bankrupt Party or such Bankruptcy Trustee shall not interfere with the rights of the other Party as provided in this Agreement and any supplementary agreement.

13.4 TERMINATION FOR MYTURN BREACH (LIMITED CURE PERIOD). If the Agreement is terminated due to breach by MYTURN, all the following shall occur and apply: (1) MYTURN shall immediately discontinue the manufacture and distribution of MYTURN PC Devices and all use, copying, embedding and production of any additional copies of the Licensed Technology, and will cause any third parties who obtained from it the right to manufacture units of MYTURN PC Devices to do likewise; (2) any such termination or expiration shall not affect any End User's rights to use MYTURN PC Device units and shall further not affect the right of any non-affiliated third party who purchased units of MYTURN PC Devices from MYTURN to sell such units to its customers; (3) immediately upon termination, MYTURN shall return all copies of the Licensed Technology, including without limitation all master diskettes and tapes, and user manuals. MYTURN may retain only such copies of the Licensed Technology as it may reasonably require for its internal use in providing continued first level customer support to its End-User customers; (4) each Party shall destroy or return to the other all Confidential Information provided by the other Party, except that each Party may retain one copy for archival purposes only, as a record of the confidential disclosures made to it under this Agreement;
      (5) within thirty (30) days of such termination or expiration MYTURN shall pay to GEOWORKS any and all sums due under this Agreement; and (6) within thirty (30) days of such termination or expiration, MYTURN shall confirm in writing to GEOWORKS that all of the foregoing have occurred or been completed.

14.   NONDISCLOSURE AND RESTRICTED USE.

14.1 CONFIDENTIAL INFORMATION. In the course of performing this Agreement, each Party (the "Disclosing Party") may disclose to the other Party ("the Receiving Party") trade secrets and confidential and proprietary information of the Disclosing Party, clearly marked or, in the case of verbal communications, clearly confirmed in writing as "CONFIDENTIAL" or any other similar legend ("Confidential Information"). Such Confidential Information includes without limitation the terms and conditions of this Agreement, technical and/or internal specifications of the Disclosing Party's products, non-public marketing plans, future products and other non-public business information, the trade secrets and technology embodied in the Licensed Technology, the trade secrets and technology embodied in any MYTURN Product, each Party's sales data, customer lists and other non-public information. All Confidential Information shall remain the sole property of the Disclosing Party and the Receiving Party shall have no interest in or right to such Confi-dential Information except as expressly set forth in this Agreement. Both Parties agree that all Confidential Information of the other Party shall be held in strict confidence, will not be disseminated or disclosed to any third party and will not be used by the Receiving Party for any purpose other than performing its rights under this Agreement without the express written consent of the Disclosing Party for three (3) years from the date of disclosure (five (5) years for technical information). Both Parties agree to use at least the degree of diligence to protect the other Party's Confidential Information as a reasonably prudent technology company would normally use to protect any of its own trade secrets and other confidential information. The provisions of this Section shall not apply to any information or materials:

      14.1a which are in the public domain at the time of disclosure to the Receiving Party or which thereafter enter the public domain through no action or inaction by the Receiving Party or its employees; or

      14.1b which the Receiving Party can establish and document were in the possession of, or known by, the Receiving Party prior to its receipt from the Disclosing Party; or

      14.1c which are rightfully disclosed to the Receiving Party by another person not in violation of the proprietary or other rights of the Disclosing Party, or any other person or entity; or

      14.1d which are shown by written record to have been independently developed by the Receiving Party, provided that the persons developing the same have not had access to the Confidential Information furnished to the Receiving Party by the Disclosing Party hereunder; or

      14.1e which are required to be disclosed pursuant to law, provided, however, that a minimum of ten (10) days written notice shall be provided by the Party intending to disclose in order to permit the other Party to take such action as it deems appropriate to prevent or limit such disclosure.

14.2 RESTRICTED USE. Without prejudice to the generality of the foregoing, each Party agrees not to use any of the Confidential Information or Licensed Technology of the other Party for any use or purposes except those expressly specified herein.

14.3  LICENSED TECHNOLOGY SOURCE CODE RESTRICTIONS.

      14.3a MYTURN acknowledges that GEOWORKS considers the Licensed Technology source code to be Confidential Information and to contain proprietary and trade secret information of GEOWORKS. MYTURN agrees not to provide, disclose, reproduce in any form, or give access to such source code to any third party or employee other than the Authorized Personnel. MYTURN agrees that Authorized Personnel shall be informed of and abide by the terms and conditions of this Agreement.

      14.3b MYTURN shall hold the source code in strict confidence. MYTURN shall investigate all unauthorized attempts to gain access to the source code of which it becomes aware, and immediately notify GEOWORKS concerning any breach of source code confidentiality, whether or not such breach was inadvertent.

      14.3c The source code shall be placed on secure computer systems located at MYTURN's principal place of business. MYTURN shall implement sufficient security procedures to limit access to the source code to Authorized Personnel. The secure computer systems area or room shall be available for inspection by GEOWORKS.

      14.3d MYTURN agrees to take all reasonable precautions and to implement procedures to minimize the risk of theft or unauthorized copying of the source code, and to take appropriate action by instruction, agreement, or otherwise with the Authorized Personnel.

15. LIMITATION OF LIABILITY. REGARDLESS OF WHETHER ANY REMEDY SET FORTH HEREIN FAILS OF ITS ESSENTIAL PURPOSE, NEITHER PARTY TO THIS AGREEMENT SHALL BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES OR THE LOSS OF ANTICIPATED PROFITS ARISING FROM ANY PERFORMANCE OR BREACH OF THIS AGREEMENT BY SUCH PARTY EVEN IF NOTICE IS GIVEN OF THE POSSIBILITY OF SUCH DAMAGES.

16.   GENERAL.

16.1 ASSIGNMENT. This Agreement may be not be assigned in whole or in part by MYTURN, except to a direct subsidiary of Compu-DAWN, the equity and voting control of which subsidiary shall be not less than 80% in favor of Compu-DAWN, without the prior written consent of GEOWORKS, which may withhold or delay consent in its sole, reasonable discretion. GEOWORKS may assign this Agreement in its sole discretion without any consent from MYTURN.

16.2 GOVERNING LAW. This Agreement will be governed and interpreted in accordance with the laws of the state of California, except for that body of law pertaining to conflicts of law, but excluding the Convention on Contracts for the International Sale of Goods. All disputes arising in connection with this Agreement shall, unless amicably settled by the parties, be finally settled by arbitration under the commercial arbitration rules of the American Arbitration Association by a panel of three (3) arbitrators appointed in accordance with such Rules. The place of arbitration shall be, unless otherwise agreed between the parties, the county in which the respondent resides and the city in which the respondent has its principal place of business. Judgment upon the award rendered may be entered in any Court having jurisdiction or application may be made to such Court for a judicial acceptance of the award and an order of enforcement, as the case may be. Notwithstanding the foregoing, either party may request injunctions, seizure orders, writs of attachment, and other extraordinary remedies from any court having jurisdiction in the case of an actual or threatened infringement of such party's patents, copyrights, trademarks, trade secrets or other intellectual property rights by the other party. The filing of a proceeding for such extraordinary remedies shall not constitute a waiver by the filing party of the right to compel arbitration of all demands for other remedies.

16.3 INDEPENDENT CONTRACTORS. Each Party will be deemed to have the status of an independent contractor towards the other Party, and nothing in this Agreement will be deemed to place the Parties in the relationship of employer-employee, principal-agent, partners or joint venturers.

16.4 WAIVER. The failure of either Party to enforce any provision of this Agreement shall not be deemed a waiver of that or any other provision of this Agreement.

16.5 FORCE MAJEURE. Neither Party will be deemed in default of this Agreement to the extent that performance of its obligations is delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, or any other cause beyond the control of such Party ("Force Majeure"), provided that such Party gives the other Party written notice thereof promptly and uses its good faith efforts to cure the breach. In the event of such a Force Majeure, the time for performance or cure will be extended for a period equal to the duration of the Force Majeure but not in excess of six (6) months.

16.6 NOTICES. Notices to either Party shall be in writing and shall be deemed delivered when served in person, one business day after being transmitted by fax, or two business days after being dispatched by an internationally recognized express courier service, and delivered to the addresses set forth at the beginning of this Agreement. A Party may change its address for purposes of receiving notices by giving notice of the change to the other Party.

16.7 SURVIVAL. The rights and obligations under Sections 5 (Intellectual Property Rights), 7 (PAYMENTS), 9 (GEOWORKS' INDEMNITIES), 10 (MYTURN'S INDEMNITIES), 11 (COMBINATION CLAIMS), 12.1 (Disclaimer of Express Warranties), 12.2 (Disclaimer Of Implied Warranties), 14 (NONDISCLOSURE AND RESTRICTED USE), 15 (LIMITATION OF LIABILITY), and 16 (GENERAL) shall survive the expiration and any termination of this Agreement.

16.8 EXPORT. MYTURN agrees that MYTURN will not knowingly export or reexport the Licensed Technology, directly or indirectly, to any country to the extent export to such country at the time of export requires an export license or other governmental approval, without first obtaining such license or approval.

16.9  # # #

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.


GEOWORKS CORPORATION                      MYTURN, INC.


By:  /s/ Donald G. Ezzell                 By:  /s/ Rudy Theal
   -----------------------------------       -----------------------------------


                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Print Name


                                          GPC ACQUISITION CORP.


                                          By:  /s/ Rudy Theal
                                             -----------------------------------


                                          --------------------------------------
                                          Signature


                                          --------------------------------------
                                          Print Name

                                    EXHIBIT A

                    IDENTIFICATION OF THE LICENSED TECHNOLOGY

                           AND THIRD PARTY TECHNOLOGY


Operating System

The double-byte version of GEOS 3.0 operating system, in source code and object code form
(English language, single-byte and double-byte, with included drivers)


Applications

Ensemble Application suite, in source code and object code form (English language, single-byte & double-byte)

For purposes of this Agreement, the term "Ensemble Applications" means GeoBrowser, GeoCalc, GeoWrite, Calculator, Clock, GeoManager, GeoPlanner, Scrapbook, Preferences, Solitaire, GeoBanner, GeoComm, GeoDex, GeoDraw, GeoFile, and Text File Editor

The object code and source code to games for the GEOS 3.0 operating system developed by or for Geoworks and which are owned by Geoworks (separate list to be identified by the Parties).

(Third Party Technology is included only to the extent and only for the time period that GEOWORKS' current in-bound licenses provide. Additional rights and additional time periods are to be obtained directly from the Third Party Technology suppliers by MYTURN. GIF and TIFF file formats are not warranted and not subject to indemnification by GEOWORKS under this Agreement unless MYTURN obtains a license to LZW compression from Unisys).

Note: all application names are to be changed.

All existing Ensemble help files are also included.

Tools

Software developers kit and LEGOS tool set (Object Code, Sample source code
Files)

(Licensed to MYTURN for internal use only, and not for distribution or resale except upon mutual agreement and commercial terms, including all terms and conditions governing same.).

The source code to the tools listed herein for MYTURN's internal use only. GEOWORKS also grants MYTURN a limited right to distribute the object code version of the GEOWORKS Software Developers Kit (SDK) under the terms and conditions of the GEOWORKS SDK License Agreement applicable at the time of distribution. GEOWORKS will provide MYTURN with available GEOWORKS-created localization materials to assist MYTURN in developing localized versions of the Licensed Technology.

Documentation

English-language

End User documentation in electronic form


Third Party Technologies  (object code)


      DOS

      Datalight ROM-based disk operating system Version 5.0, and updates provided by Datalight (for sale only with bundled with GEOS; may not be sold separate from GEOS)

      Fonts: URW fonts and rasterizer, for use with the GEOWORKS Ensemble Application Suite only. Not to be sold as a separate wholesale or retail product. MYTURN will pay GEOWORKS $###. per copy shipped to End Users and ### of all Software Revenues when shipped to OEMS.

      PPP Stack: The GEOWORKS Point-to-Point protocol product. MYTURN will pay GEOWORKS $### per MYTURN Product Shipment.

      Classs 1 Fax Drivers: Class 1 fax drivers for use with GEOS 3.0 only. Not to be sold as a separate wholesale or retail product. MYTURN will pay GEOWORKS $### per MYTURN Product Shipment that includes this driver.

                                    EXHIBIT B

                        DEVELOPMENT AND SUPPORT SERVICES

1.    CUSTOMER SUPPORT

      1.1   FIRST LEVEL CUSTOMER SUPPORT
            MYTURN (directly or through its Distributors) shall provide customer support for End Users who acquire MYTURN Devices and Product units. In the event that End Users first call GEOWORKS directly for technical support, GEOWORKS may refer such customers to MYTURN.

      1.2   SECOND LEVEL CUSTOMER SUPPORT
            GEOWORKS shall not be required to provide Second Level Customer Support to MYTURN.

2.    EXCLUSIVE PROVIDER SUPPORT

      During the term of the Agreement, GEOWORKS shall be the exclusive provider of support to all applicable parties concerning the Licensed Technology. In consideration for the Fees set forth in Exhibit B to this Agreement, subject to availability, GEOWORKS will offer to provide MYTURN with development, consulting and support services, if requested by MYTURN in the following:

      2.1   DEVELOPMENT ASSISTANCE
            GEOWORKS will provide reasonable technical assistance to MYTURN in connection with MYTURN'S development activities using the Licensed Technology. GEOWORKS and MYTURN will create a written, mutually agreeable specification for any modifications or extensions to the Licensed Technology to be created by GEOWORKS.

      2.2   ASSISTANCE WITH DEVELOPMENT ENVIRONMENT
            GEOWORKS will provide reasonable assistance to MYTURN personnel in the use of the software development environment and other tools.

      2.3   ERROR INVESTIGATIONRE
            GEOWORKS will provide reasonable assistance to MYTURN in connection with the identification and correction of errors in the Licensed Technology.

      2.4   ON-SITE SUPPORT
            GEOWORKS will primarily provide its support services from GEOWORKS' place of business. Upon reasonable (approximately two weeks) advance notice, the GEOWORKS Support Engineers will provide support services at MYTURN's place of business, for a maximum period of one (1) week for any given on-site visit and a maximum of two (2) weeks per calendar quarter. The amount of on-site support in a given quarter may be extended by mutual agreement. All travel and living expenses for such on-site service will be paid by MYTURN.


      2.5   PERSONNEL; PRIMARY CONTACT; EMPLOYEE NON-SOLICITATION
            MYTURN shall at all times ensure that its personnel are properly trained in the operation and use of the Licensed Technology. MYTURN will designate one (1) person properly trained in the use of the Licensed Technology to serve as MYTURN's primary contact with GEOWORKS for support services. MYTURN shall provide written notice to GEOWORKS giving the name and contact information for such designated persons. During any Term of this Agreement, any one year thereafter, MYTURN agrees not to solicit any GEOWORKS employee or consultant without the prior written consent of GEOWORKS.

      2.6   ACCESS
            MYTURN shall provide GEOWORKS a direct Internet connection, FTP capabilities and other capabilities, as appropriate, to remotely perform any support services.

      2.7   NO WARRANTIES
            The intent of GEOWORKS' services in support of this Agreement is to provide assistance to MYTURN, leading to MYTURN's self-sufficiency in dealing with the source code. This Agreement does not create a warranty of any kind. GEOWORKS DISCLAIMS ALL WARRANTIES, STATUTORY, EXPRESS, IMPLIED OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE, WITH RESPECT TO THE LICENSED TECHNOLOGY AND SERVICES PROVIDED UNDER THIS EXHIBIT, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF DESIGN, MERCHANTABILITY OR FITNESS.

      2.8   CONDITIONS NOT COVERED
            GEOWORKS will render reasonable technical assistance and consultation, but shall not be responsible for: (i) maintaining or supporting modifications made by MYTURN or portions of the Licensed Technology affected by MYTURN modifications; (ii) problems caused by the improper use of the Licensed Technology by MYTURN; (iii) maintaining hardware, software, or documentation provided to MYTURN by third parties; or (iv) correcting problems caused by conditions beyond its reasonable control.


3.    TERM AND TERMINATION OF SUPPORT SERVICES

      3.1   TERM
            This term of any development and support services under this Exhibit B shall be the same as the term of the Agreement, as set forth in Section 13 (TERM OF AGREEMENT AND TERMINATION) of the Agreement, except as set forth below.

      3.2   EARLY TERMINATION
            If MYTURN has not delivered the Licensed Technology and a MYTURN PC Device to the manufacturing process by December 31, 2000, then GEOWORKS may terminate any commitment to provide development and support services under this Exhibit B by written notice to MYTURN.

                                    EXHIBIT C

                                COMMERCIAL TERMS


4.    ROYALTIES

MYTURN will pay GEOWORKS the following royalty for each MYTURN Device or MYTURN Product Shipment ###.


5.    THIRD PARTY TECHNOLOGY FEES

A. MYTURN shall enter into licensing agreements directly with the suppliers for any Third Party Technologies needed in conjunction with the Licensed Technology, except as specifically listed in paragraph B, below. MYTURN shall provide evidence of such licensing agreements prior to the delivery by GEOWORKS to MYTURN of any portions of he Licensed Technology for which such licenses are required. This includes:

      spell checker
      thesaurus
      compression PPP protocol
      fax drivers
      Text and graphics import/export formats
      Other TBD
      Any additional third party technologies which GEOWORKS may hereafter license.

B. For the third-party technologies listed below, MYTURN shall, in addition to the Royalties payable above, reimburse GEOWORKS its royalties and fees, until such time as GEOWORKS has satisfied its royalty obligations to its licensors, as follows:

      Datalight DOS                    $### (until Datalight contract is
                                       paid-up)

      Other TBD                        Direct cost to GEOWORKS plus 10%


Note: As a condition MYTURN's obligation to reimburse GEOWORKS for third party technology fees or obligations, GEOWORKS shall provide MYTURN with written evidence of such obligations or fees.

Note: Third Party Technology is included in the Licensed Technology only to the extent and only for the time period that GEOWORKS' current in-bound licenses provide. Additional rights and additional time periods are to be obtained directly from the Third Party Technology suppliers by MYTUR. GIF and TIFF file formats are not warranted and not subject to indemnification by GEOWORKS under this Agreement unless MYTURN obtains a license to LZW compression from Unisys.

6.    DISCOUNT, SUPPORT AND PROMOTIONAL UNITS

      6.1   DISCOUNT UNITS
            GEOWORKS may purchase units of each MYTURN PC Device at MYTURN's cost, excluding any royalty due GEOWORKS.

      6.2   SUPPORT AND PROMOTIONAL UNITS
            For purposes of support and promotion, MYTURN will deliver ten (10) units of each MYTURN PC Device to GEOWORKS at no charge.

7.    NRE

MYTURN will pay GEOWORKS for any development and support services under Exhibit B as follows:

      7.1   TRAVEL
            All reasonable travel and living expenses for all on-site support and training will paid by MYTURN

      7.2   SERVICES
            Development and support services will be billed on a Time and Materials basis.

            Time will be billed in minimum one-day increments, at the following rates, subject to adjustment upon each anniversary of the Effective Date of this Agreement:

            ###

            Materials will include reimbursement by MYTURN to GEOWORKS for all direct and out-of-pocket expenses reasonably incurred by GEOWORKS in providing its development and support services, including but not limited to, telephone line charges and additional hardware and software purchases required to support MYTURN.

      7.3   INVOICES AND PAYMENTS
            An advance deposit equal to two (2) months' estimated fees will be due upon the start of any development and support services provided by GEOWORKS. GEOWORKS will invoice MYTURN monthly for development, training and support activities. Invoices are payable within ten
            (10) days.

8.    DISTRIBUTION OF GEOWORKS FOLLOW-ON PRODUCTS

In the event that GEOWORKS publishes any products that are intended to operate in conjunction with a MYTURN PC Device ("follow-on products"), MYTURN agrees that if MYTURN has established channels for the distribution of its own or third-party follow-on products, MYTURN shall, upon GEOWORKS' request, distribute such GEOWORKS follow-on products through such distribution channels. The commercial terms and conditions of such distribution shall be established by mutual agreement, but GEOWORKS shall at all times be entitled to the most favorable terms and conditions that MYTURN has extended to any third party.

9.    RIGHT OF FIRST REFUSAL FOR DEVELOPMENT

If MYTURN wishes to have developed any applications or follow-on products for a MYTURN PC Device, MYTURN will give GEOWORKS the first right of refusal to create such products for MYTURN, provided that GEOWORKS agrees to do so on commercially reasonable terms and conditions, which are no less favorable than MYTURN may obtain from a third party. Unless otherwise agreed by the Parties, the Parties intend that such products will be owned by GEOWORKS and licensed to MYTURN.

                                    EXHIBIT D

                       FORMS OF END USER LICENSE AGREEMENT

              IMPORTANT: READ THIS NOTICE BEFORE USING THE SOFTWARE

                       GEOWORKS Software License Agreement

This is a legal agreement between you (the end user), GEOWORKS Corporation ("GEOWORKS") and MYTURN PC, or Compu-Dawn dba MYTURN, or any successor to Compu-Dawn or MYTURN thereto. Please read it.

Your MYTURN PC Device contains software created by GEOWORKS. The GEOWORKS(R) software program (the "SOFTWARE") is licensed by GEOWORKS and MYTURN PC to the original customer and any subsequent transferee of the MYTURN PC Device for use only on the terms set forth here.

GEOWORKS AND MYTURN PC ARE WILLING TO LICENSE THE SOFTWARE TO YOU ONLY UPON THE CONDITION THAT YOU ACCEPT ALL THE TERMS CONTAINED IN THIS END USER LICENSE AGREEMENT. PLEASE READ THE TERMS CAREFULLY BEFORE USING THE MYTURN PC DEVICE, AS USING THE DEVICE WILL INDICATE THAT YOU ACCEPT THE TERMS. IF YOU DO NOT AGREE TO THESE TERMS, THEN GEOWORKS AND MYTURN ARE UNWILLING TO LICENSE THE SOFTWARE TO YOU, IN WHICH EVENT YOU SHOULD RETURN THE MYTURN PC DEVICE IN ITS ORIGINAL PACKAGING WITH PROOF OF PURCHASE TO THE DEALER FROM WHICH IT WAS ACQUIRED WITHIN THIRTY (30) DAYS OF PURCHASE FOR A FULL REFUND.

GRANT OF LICENSE: GEOWORKS and MYTURN PC grant you the right to use the software on the MYTURN PC Device.

COPYRIGHT: The SOFTWARE is owned by GEOWORKS or its suppliers and is protected by United States copyright laws and international treaty provisions. You may not copy the SOFTWARE or the written materials accompanying the SOFTWARE.

OTHER RESTRICTIONS: You may not rent or lease the SOFTWARE, but you may transfer the SOFTWARE and accompanying written materials on a permanent basis provided you retain no copies. You may not reverse engineer, decompile, disassemble, or create derivative works from the SOFTWARE.

U.S. GOVERNMENT RESTRICTED RIGHTS: The U.S. Government acknowledges GEOWORKS' representation that the SOFTWARE and its documentation were developed at private expense and no part of them is in the public domain. The SOFTWARE is "Restricted Computer Software" as that term is defined in Clause 52.227-19 (FAR) and is "Commercial Computer Software" as that term is defined in Subpart 227.471 (DFARS).

      RESTRICTED RIGHTS LEGEND
      If this product is acquired under the terms of a government contract, use, duplication, and disclosure are subject to the terms of this license agreement and the following restrictions: subdivision (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at 252.227-7013 (DOD contracts); subdivisions (a) through (d) of 52.227-19 (Civilian agency contract); and the applicable ADP Schedule Contract (GSA contract).

EXPORT LAW ASSURANCES: You agree that neither the SOFTWARE nor any direct product thereof is being or will be acquired, shipped, transferred or re-exported, directly or indirectly, into any country prohibited by the United States Export Administration Act and the regulations thereunder.

LIMITED MONEY-BACK WARRANTY: To the original purchaser only, MYTURN PC provides the following warranties for purchases made in the United States of America or Canada. IF YOU ARE NOT SATISFIED WITH THE SOFTWARE FOR ANY REASON, YOU MAY RETURN THE COMPLETE PRODUCT, WITHIN THIRTY (30) DAYS FROM THE DATE OF RECEIPT FOR A FULL REFUND. Return the product directly to the U.S. or foreign dealer you purchased it from. If you are unable to return the product to your dealer, please call MYTURN PC at XXX-XXX-XXXX to obtain an authorization number to accompany the returned product. Please do not return products to MYTURN PC directly without first calling, as MYTURN PC will refuse acceptance of packages that do not have a Return Authorization number written on the outside.

MYTURN PC also warrants that, within the first ninety (90) days from the date of receipt, the media on which the software is furnished and the accompanying documentation will remain free from defects in materials and construction with normal use. In the case of a defect, so long as the defect did not result from misuse, abuse, or accident, MYTURN PC at its option will repair or replace the defective item and return it to you by pre-paid post.

MYTURN PC and GEOWORKS do not warrant that the SOFTWARE will meet your requirements, that operation of the SOFTWARE will be uninterrupted or error-free, or that all SOFTWARE errors will be corrected.

THE ABOVE WARRANTIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY GEOWORKS OR MYTURN PC, THEIR EMPLOYEES, DISTRIBUTORS, DEALERS OR AGENTS SHALL INCREASE THE SCOPE OF THE ABOVE WARRANTIES OR CREATE ANY NEW WARRANTIES. SOME STATES AND COUNTRIES DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. IN THAT EVENT, ANY IMPLIED WARRANTIES ARE LIMITED IN DURATION TO SIXTY (60) DAYS FROM THE DATE OF DELIVERY OF THE SOFTWARE. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHER RIGHTS, WHICH VARY FROM STATE TO STATE AND COUNTRY TO COUNTRY.

LIMITATION OF LIABILITY: REGARDLESS OF WHETHER ANY REMEDY SET FORTH IN THE LIMITED WARRANTY FAILS OF ITS ESSENTIAL PURPOSE, IN NO EVENT WILL GEOWORKS OR MYTURN PC BE LIABLE TO YOU FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT OR SIMILAR DAMAGES, INCLUDING ANY LOST PROFITS OR LOST DATA ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE OR ANY DATA SUPPLIED THEREWITH. THIS IS TRUE EVEN IF GEOWORKS OR MYTURN PC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO CASE SHALL THE LIABILITY OF GEOWORKS OR MYTURN PC EXCEED THE PURCHASE PRICE PAID FOR THE SOFTWARE.

SOME STATES AND COUNTRIES DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OF LIABILITY MAY NOT APPLY TO YOU.

GENERAL: This Agreement will be governed by the laws of the State of California, U.S.A., except for that body of law dealing with conflict of laws.

Should you have any questions concerning this Agreement, or if you desire to contact GEOWORKS for any reason, please write to us at: GEOWORKS END USER LICENSING, 960 Atlantic Avenue, Alameda, CA 94501-1074, U.S.A.

                                                                      Appendix 1

VOID AFTER 5:00 P.M., JACKSONVILLE, FLORIDA TIME, ON DECEMBER 21, 2004

NEITHER THIS WARRANT NOR THE WARRANT STOCK (AS HEREINAFTER DEFINED) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT AND THE WARRANT STOCK MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.


                                COMPU-DAWN, INC.

             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

                                                               December 22, 1999

      FOR VALUE RECEIVED, COMPU-DAWN, INC., a Delaware corporation (the "Company"), hereby certifies that Geoworks, Inc. (the "Holder") is entitled, subject to the provisions of this Warrant, to purchase from the Company up to 250,000 Common Shares of the Company at a price of Four Dollars and Fifty Cents ($4.50) per share (the "Exercise Price") during the period commencing on the date hereof and expiring at 5:00 P.M., Jacksonville, Florida time, on December 21, 2004 (the "Exercise Period").

      The number of Common Shares to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The Common Shares deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Stock".

      The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

      1.    EXERCISE OF WARRANT.

            1.1 Method of Exercise. This Warrant may be exercised by its presentation and surrender to the Company at its principal office, by 5:00 P.M., Jacksonville, Florida time, during the Exercise Period, with the Warrant Exercise Form attached hereto duly executed and, at the discretion of the Holder, either (a) accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the Exercise Price for the number of shares specified in such Warrant Exercise Form with "Alternative No. 1" initialed on such Warrant Exercise Form by the Holder, or
(b) effectuated by a net issue exercise as provided in Section 1.2 hereof. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.

            1.2   Net Issue Exercise.

      9.1

            (a) IN LIEU OF EXERCISING THIS WARRANT PURSUANT TO SECTION 1.1(A) ABOVE, THE HOLDER MAY ELECT TO RECEIVE A NUMBER OF COMMON SHARES EQUAL TO THE VALUE (AS DETERMINED BELOW) OF THIS WARRANT (OR THE PORTION THEREOF BEING CANCELED), TO THE EXTENT EXERCISABLE, BY SURRENDER OF THIS WARRANT AT THE PRINCIPAL OFFICE OF THE COMPANY IN THE SAME MANNER AS PROVIDED IN SECTION 1.1, TOGETHER WITH THE WARRANT EXERCISE FORM IN WHICH "ALTERNATIVE NO. 2" IS INITIALED BY THE HOLDER. IN SUCH EVENT, THE COMPANY SHALL ISSUE TO THE HOLDER A NUMBER OF COMMON SHARES COMPUTED USING THE FOLLOWING FORMULA:

        X = Y (A-B)
            -------
               A

Where    X     =      the number of Common Shares to be issued to the Holder

         Y     =      the number of Common Shares subject to this Warrant (or
                      the portion thereof being canceled)

         A     =      the fair market value of one share of the Company's common stock.

         B     =      the Exercise Price (as adjusted to the date of such
                      calculation)

      9.2

            (b) FOR PURPOSES OF THIS SECTION 1.2, THE FAIR MARKET VALUE OF THE COMPANY'S COMMON STOCK SHALL MEAN:

9.2(a)

                  (i) The average of the closing bid and asked prices of the Company's common stock quoted in the over-the-counter market summary or the closing price quoted on any exchange on which such common stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value; or

9.2(b)

                  (ii) If the Company's common stock is not traded over-the-counter or on an exchange, the fair market value of such common stock per share shall mean the price per share as determined reasonably and in good faith by the Company's board of directors. Receipt and formal acknowledgment by a duly authorized representative of the holder of the Common Shares issued upon exercise of this Warrant by the Holder shall be conclusively deemed to be an acknowledgment and acceptance of any such fair market value determination by the Company's board of directors as the final and binding determination of such value for purposes of this Warrant.

      2. RESERVATION OF SHARES. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all Common Shares or other shares of capital stock of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant.

      3. FRACTIONAL SHARES. The Company shall not be required to issue certificates representing fractions of Common Shares, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the Company and the Holder that all fractional interests shall be eliminated.

      4. EXCHANGE OR ASSIGNMENT OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of Common Shares purchasable hereunder. Subject to the provisions of this Warrant and the receipt by the Company of any required representations and agreements, upon surrender of this Warrant to the Company with the Warrant Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without additional charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled.

      5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

      6.    ANTI-DILUTION PROVISIONS.

            6.1 ADJUSTMENTS FOR STOCK DIVIDENDS; COMBINATIONS, ETC. (a) In case the Company shall do any of the following (an "Event"):

                  (i) declare a dividend or other distribution on its Common Shares payable in Common Shares of the Company,

                  (ii) subdivide the outstanding Common Shares pursuant to a stock split or otherwise,

                  (iii) combine the outstanding Common Shares into a smaller number of shares pursuant to a reverse split or otherwise, or

                  (iv)  reclassify or otherwise change its Common Shares,

then the Exercise Price in effect at the time of the record date for such dividend or other distribution or of the effective date of such subdivision, combination, reclassification or other change shall be changed to a price determined by dividing (a) the product of the number of Common Shares outstanding immediately prior to such Event, multiplied by the Exercise Price in effect immediately prior to such Event by (b) the number of Common Shares outstanding immediately after such Event. Each such adjustment of the Exercise Price shall be calculated to the nearest cent. No such adjustment shall be made in an amount less than one cent ($.01), but any such amount shall be carried forward and shall be given effect in connection with the next subsequent adjustment. Such adjustment shall be made successively whenever any Event listed above shall occur.

                  (b) Whenever the Exercise Price is adjusted as set forth in
Section 6.1 (whether or not the Company then or thereafter elects to issue additional Warrants in substitution for an adjustment in the number of shares of Warrant Stock), the number of shares of Warrant Stock specified in each Warrant which the Holder may purchase shall be adjusted, to the nearest full share, by multiplying such number of shares of Warrant Stock immediately prior to such adjustment by a fraction, of which the numerator shall be the Exercise Price immediately prior to such adjustment and the denominator shall be the Exercise Price immediately thereafter.

            6.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION OR MERGER. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof or in case after such date the Company (or any such other corporation) shall consolidate with or merge with or into another corporation or entity, then, and in each such case, the Holder of this Warrant upon the exercise thereof as provided in Section l at any time after the consummation of such reorganization, consolidation or merger, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 6.l; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

      7.    INVESTMENT REPRESENTATIONS.

            In connection with the acquisition of the Warrants by the Holder from the Company, and the issuance of such Warrants by the Company to the Holder, the Holder does hereby represent and warrant to the Company as follows:

            (a) ACQUISITION FOR ACCOUNT. The Holder represents and warrants that the Warrants acquired by it are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Holder will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Warrants unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (ii) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act or any state securities law.

            (b) NO REGISTRATION. The Holder understands that the issuance of the Warrants is not being registered under the Securities Act and the Warrants must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

            (c) INVESTOR STATUS. The Holder represents and warrants further that (i) it is either an "accredited investor," as such term is defined in Rule 501(a) promulgated under the Securities Act, or, either alone or with its purchaser representative, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Warrants; (ii) it is able to bear the economic risks of an investment in the Warrants, including, without limitation, the risk of the loss of part or all of its investment and the inability to sell or transfer the Warrants for an indefinite period of time; (iii) it has adequate financial means of providing for current needs and contingencies and has no need for liquidity in its investment in the Warrants; and (iv) it does not have an overall commitment to investments which are not readily marketable that is excessive in proportion to net worth and an investment in the Warrants will not cause such overall commitment to become excessive.

            (d) REVIEW OF MATERIAL. The Holder has reviewed the Company's reports, statements and information filed by the Company with the Securities and Exchange Commission since January 1, 1999 and has been afforded the opportunity to obtain such information regarding the Company as it has reasonably requested to evaluate the merits and risks of the Holder's investment in the Warrants. No oral or written representations have been made or oral information furnished to the Holder or its advisers in connection with the investment in the Warrants.

      8.    RESTRICTIONS ON EXERCISE.

            8.1 INVESTMENT INTENT. Unless, prior to the exercise of the Warrant, the issuance of the Warrant Stock has been registered with the Securities and Exchange Commission pursuant to the Act, the notice of exercise shall be accompanied by a representation of the Holder to the Company to the effect that such shares are being acquired for investment and not with a view to the distribution thereof, and such other representations and documentation as may be required by the Company, unless in the opinion of counsel to the Company such representations or other documentation are not necessary to comply with such Act.

            8.2 LISTING; QUALIFICATION. The Company shall not be obligated to deliver any shares of Warrant Stock until they have been listed on each securities exchange or other self-regulatory body on which the Company's Common Shares may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

      9.    RESTRICTIONS ON TRANSFER.

            9.1 TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. Neither this Warrant nor any Warrant Stock may be sold, assigned, transferred or otherwise disposed of except as follows: (1) to a person who, in the opinion of counsel satisfactory to the Company, is a person to whom this Warrant or the Warrant Stock may legally be transferred without registration and without the delivery of a current prospectus under the Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale, assignment, transfer or other disposition of such securities; or (2) to any person upon delivery of a prospectus then meeting the requirements of the Act relating to such securities and the offering thereof for such sale, assignment, transfer or disposition.

            9.2 LEGEND. Subject to the terms hereof, upon exercise of this Warrant and the issuance of the Warrant Stock, all certificates representing such Warrant Stock shall bear on the face or reverse thereof substantially the following legend:

      "The Common Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or such disposition is otherwise in compliance with an available exemption from such registration."

      10. LOST, STOLEN OR DESTROYED WARRANTS. In the event that the Holder notifies the Company that this Warrant has been lost, stolen or destroyed and either (a) provides a letter, in form satisfactory to the Company, to the effect that it will indemnify the Company from any loss incurred by it in connection therewith, and/or (b) provides an indemnity bond in such amount as is reasonably required by the Company, the Company having the option of electing either (a) or
(b) or both, the Company may, in its sole discretion, accept such letter and/or indemnity bond in lieu of the surrender of this Warrant as required by Section 1 hereof.

      11. APPLICABLE LAW. This Warrant is issued under, and shall for all purposes be governed by and construed in accordance with, the laws of the State of Delaware, excluding choice of law principles thereof.

            [Rest of page intentionally left blank. Signature page follows]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                          COMPU-DAWN, INC.


                                          By: /s/ Rudy Theal
                                             -----------------------------------


                                          AGREED TO:
                                          GEOWORKS CORPORATION

                                          By: /s/ Donald G. Ezzell
                                             -----------------------------------

                                COMPU-DAWN, INC.

                              WARRANT EXERCISE FORM

     The undersigned hereby irrevocably elects to exercise the within Warrant dated ________________ to the extent of purchasing _____ Common Shares of Compu-DAWN, Inc. (subject to the net issue exercise provisions pursuant to Section 1.2 thereof if applicable) The undersigned hereby makes a payment as follows (complete and initial as applicable):

Alternative 1: $_____ in payment therefor.  Initial: ____.

Alternative 2: The Holder is effectuating a net issue exercise pursuant to
Section 1.2 of the Warrant.  Initial: ____.


                                          Name of Holder


                                          Signature of Holder
                                          or Authorized Representative


                                          Signature, if jointly held


                                          Name and Title of Authorized
                                          Representative


                                          Address of Holder


                                          Social Security
                                          or Tax Identification Number


                                          Date

                                COMPU-DAWN, INC.

                             WARRANT ASSIGNMENT FORM

      FOR VALUE RECEIVED, _______________________________________________ hereby sells, assigns and transfers unto


Name
(Please typewrite or print name of assignee in block letters)


Address
the right to purchase Common Shares of Compu-DAWN, Inc. represented by this Warrant dated ___________________ to the extent of __________ shares and does hereby irrevocably constitute and appoint ___________________ attorney to transfer the same on the books of the Company with full power of substitution in the premises.


                                          Name of Holder


                                          Signature of Holder or
                                          Authorized Representative


                                          Signature, if jointly held


                                          Name and Title of Authorized
                                          Representative


                                          Date


                                          Signature(s) guaranteed:

                 STOCK TRANSFER AND TECHNOLOGY RIGHTS AGREEMENT

                                     BETWEEN

                        COMPU-DAWN, INC. D/B/A MYTURN.COM

                              GPC ACQUISITION CORP.

                                       AND

                              GEOWORKS CORPORATION

                                      DATED

                                DECEMBER 22, 1999

                                   APPENDIX 2
                               REGISTRATION RIGHTS

      (a)   MYTURN Obligations.

      i.    Registration.

            A. If at any time after the date hereof Compu-DAWN, Inc. d/b/a MyTurn.com ("MYTURN") shall file with the Securities and Exchange Commission (the "SEC") a registration statement (a "Piggy-back Registration Statement") under the Securities Act relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), MYTURN shall send to GEOWORKS written notice of such determination and, if within fifteen (15) days after the date of such notice, GEOWORKS shall so request in writing, MYTURN shall include in such Piggy-Back Registration Statement all or any part of the common shares underlying the Warrants (the "Registrable Securities") GEOWORKS requests to be registered, except that if, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities which may be included in the Piggy-Back Registration Statement (the "Underwriter Cutback") because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then MYTURN shall be obligated to include in such Piggy-Back Registration Statement only such limited portion of the as the underwriter shall permit (limited to zero if necessary), provided however that in the event of an Underwriter Cutback, MYTURN shall include the Registrable Securities in such Piggyback Registration Statement prior to including therein any securities issued by MYTURN in a private placement in connection with that certain Asset Purchase Agreement dated July 30, 1999, as amended on September 24, 1999, September 26, 1999, November 23, 1999 and December 22, 1999 between MYTURN, GPC Acquisition Corp., GlobalPC, Inc., Mark Bradlee and Brian Dougherty.

            B. The provisions of Section (a)(i)(A) notwithstanding, if MYTURN has not previously filed one or more Piggy-back Registration Statements covering the resale of all of the Registrable Securities then, if MYTURN receives a request from GEOWORKS, MYTURN shall on no more than two (2) occasions in each calendar year, commencing on May 15, 2000, prepare and file with the SEC a registration statement (a "Mandatory Registration Statement" and singly and collectively with any Piggyback Registration Statement(s) sometimes referred to as the "Registration Statement") covering the resale of the Registrable Securities. MYTURN may register the resale of any other of its securities on any such Mandatory Registration Statement. MYTURN shall use reasonable best efforts to cause the Mandatory Registration Statement to become effective as soon as is practicable after the filing thereof, but in no event later than the one hundredth and twentieth (120th) day following the date of the filing thereof, provided however, that in no event shall MYTURN be required to file a Mandatory Registration Statement if it is undertaking an underwritten public offering which has not closed, and in such case, the date that MYTURN is required to file the Mandatory Registration Statement hereunder shall be extended until the thirtieth (30th) day after the underwritten offering is closed and the distribution of the securities in such underwritten public offering is complete.

            C. If an offering in connection with which GEOWORKS is entitled to registration under this Section 5(a)(i) is an underwritten offering, then GEOWORKS shall, unless otherwise agreed by MYTURN, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and on the same terms and conditions as other like securities included in such underwritten offering.

      ii. Amendments and Supplements; Maintain Effectiveness. MYTURN shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times for a period of six (6) months following the effective date thereof (the "Registration Period"), except during any Disclosure Delay Period (as defined in Section
            (a)(iii), and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by GEOWORKS as set forth in the Registration Statement.

      iii. Disclosure Delay Period. If, at any time prior to the expiration of the Registration Period, in the good faith reasonable judgment of MYTURN's Board of Directors, the disposition of Registrable Securities would require the premature disclosure of material non-public information which may reasonably be expected to have an adverse effect on MYTURN, then MYTURN shall not be required to maintain the effectiveness of or amend or supplement the Registration Statement for a period (a "Disclosure Delay Period") expiring upon the earlier to occur of (A) the date on which such material information is disclosed to the public or ceases to be material or (B) subject to Section (a)(iv) hereof, up to sixty (60) calendar days after the date on which MYTURN provides a notice to GEOWORKS under Section (a)(iv) hereof stating that the failure to disclose such non-public information causes the prospectus included in the Registration Statement, as then in effect, to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      iv. Notice of Disclosure Delay Period. MYTURN will give prompt written notice, to each GEOWORKS of each Disclosure Delay Period. Each GEOWORKS agrees that, upon receipt of such notice prior to such GEOWORKS disposition of all such Registrable Securities will forthwith discontinue disposition of such Registrable Securities pursuant to the Registration Statement, and will not deliver any prospectus forming a part thereof in connection with any sale of such Registrable Securities until the expiration of such Disclosure Delay Period. Notwithstanding anything in this Appendix to the contrary, there shall not be more than an aggregate of One Hundred Twenty (120) calendar days in any twelve (12) month period during which MYTURN is in a Disclosure Delay Period.

      v. Copies of Filings and Correspondence. MYTURN shall furnish to GEOWORKS (A) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by MYTURN, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and each item of correspondence from the SEC or the staff of the SEC which comments upon or requests information relating to GEOWORKS and/or the Registrable Securities (including, without limitation, the resale and plan of distribution hereof), in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which MYTURN has sought confidential treatment), (B) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has been declared effective, and (C) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as GEOWORKS may reasonably request in order to facilitate the disposition of the Common Shares by GEOWORKS.

      vi. Blue Sky. MYTURN shall use its best efforts to (A) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as GEOWORKS of a majority of the Registrable Securities reasonably request, (B) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Pe-riod, (C) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (D) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that MYTURN shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section (a)(vi), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause MYTURN undue expense or burden, or (E) make any change in its charter or bylaws, which in each case the Board of Directors of MYTURN determines to be contrary to the best interests of MYTURN and its stockholders.

      vii. Events Affecting Prospectus. As promptly as practicable after becoming aware of such event, MYTURN shall notify GEOWORKS of the happening of any event, of which MYTURN has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and if such Registration Statement is supplemented or amended to correct such untrue statement or omission, to deliver such number as such GEOWORKS may reasonably request.

      viii. Notification of Amendment or Supplement. MYTURN shall, as promptly as practical after becoming aware of such event described in Section
            (a)(vii), notify GEOWORKS of the issuance of such order and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to such GEOWORKS as they may reasonably request).

      ix. Review by GEOWORKS' Counsel. MYTURN shall permit a single firm of counsel designated by GEOWORKS holding a majority of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC.

      x. GEOWORKS' Due Diligence; Confidentiality of MYTURN Information. MYTURN shall make available for inspection by (A) GEOWORKS, (B) one firm of attorneys and one firm of accountants or other agents retained by GEOWORKS (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of MYTURN (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause MYTURN's officers, directors and employees to supply all information which GEOWORKS holding a majority of the Registrable Securities may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to GEOWORKS) of any record or other information which MYTURN determines in good faith to be confidential, and of which determination the Inspector so notified, unless (A) the disclosure of such records is necessary to avoid or correct a misstatement or omission in any Registration Statement,
            (B) the release of such records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (C) the information in such records has been made generally available to the public other than by disclosure in violation of this or any other agreement. MYTURN shall not be required to disclose any confidential information in such records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreements with MYTURN with respect thereto, substantially in the form of this Section (a)(x). GEOWORKS agrees that it shall, upon learning that disclosure of such records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to MYTURN and allow MYTURN, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the records deemed confidential. Nothing herein shall be deemed to limit GEOWORKS=s ability to sell Common Shares in a manner which is otherwise consistent with applicable laws and regulations.

      xi. Confidentiality of GEOWORKS's Information. MYTURN shall hold in confidence and not make any disclosure of information concerning any GEOWORKS provided to MYTURN unless (A) disclosure of such information is necessary to comply with federal or state securities laws, (B) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement,
            (C) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (D) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (E) GEOWORKS consents to the form and content of any such disclosure. MYTURN agrees that it shall, upon learning that disclosure of such information concerning GEOWORKS is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to GEOWORKS prior to making such disclosure, and allow GEOWORKS, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

      xii. Compliance with Laws. MYTURN shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including, without limitation, the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC.)

      (b) Obligations of GEOWORKS. In connection with a registration of the Registable Securities GEOWORKS shall have the following obligations:

      i. GEOWORKS's Information. It shall be a condition precedent to the obligations of MYTURN to complete the registration pursuant to this Appendix that GEOWORKS shall furnish to MYTURN such information regarding itself, the Registrable Securities and the intended method of disposition of the as shall be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as MYTURN may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, MYTURN shall notify GEOWORKS of the information MYTURN requires from GEOWORKS.

      ii. Cooperation. GEOWORKS agrees to cooperate with MYTURN as requested by MYTURN in connection with the preparation and filing of the Registration Statement hereunder, unless such GEOWORKS does not include any of his, hers or its Registrable Securities in the Registration Statement.

      iii. Underwritten Offering. In the event GEOWORKS determines to engage the services of an underwriter, GEOWORKS agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

      iv No Disposition of Registable Securities. GEOWORKS agrees that, upon receipt of any notice from MYTURN of the happening of any event of the kind described in Sections (a)(vii) or (a)(viii), GEOWORKS will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering the resale of such Registrable Securities until GEOWORKS's receipt of the copies of the supplemented or amended prospectus contemplated by Sections (a)(vii) or (a)(viii) and, if so directed by MYTURN, GEOWORKS shall deliver to MYTURN or destroy (and deliver to MYTURN a certificate of destruction) all copies in possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

      v. Method of Underwritten Distribution. Each GEOWORKS may not participate in any underwritten distribution of the Registrable Securities unless GEOWORKS (A) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by MYTURN, (B) completes, in a manner reasonably acceptable to MYTURN, and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (C) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by MYTURN pursuant to this Appendix (c) below.

      (c) Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications, relating to (A) two (2) Piggyback Registration Statements, and (B) two (2) Mandatory Registration Statements per calendar year, pursuant to this Appendix, except that if a portion of the Registrable Securities are not permitted to be included in two (2) Piggyback Registration Statements by an underwriter as provided in Section (a)(i), then relating to the least number of Piggyback Registration Statements which will cover the resale of all the Registrable Securities, including all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for MYTURN hereof, shall be borne by MYTURN.

      (d) Indemnification. In the event any Registrable Securities are included for resale in a Registration Statement under this Agreement:

      i. Compu-DAWN Indemnification. To the extent permitted by law, Compu-DAWN will indemnify, hold harmless and defend (A) GEOWORKS and
            (B) the directors, officers, partners, members, employees, agents and each person who controls GEOWORKS within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, if any, (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if MYTURN files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (C) any violation or alleged violation by MYTURN of the Securities Act, the Exchange Act, any other applicable securities law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Common Shares (the matters in the foregoing clauses (A) through (C) being, collectively, "Violations"). Subject to the restrictions set forth in Section (d)(iii) with respect to the number of legal counsel, MYTURN shall reimburse GEOWORKS and each other Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section (d)(i): (A) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to MYTURN by such Indemnified Person expressly for use in the Registration Statement or any such amendment thereof or supplement thereto; (B) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of MYTURN; and (C) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, if such corrected prospectus was timely made available by MYTURN pursuant to Section (a)(v) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by GEOWORKS.

      ii. GEOWORKS Indemnification. In connection with any Registration Statement in which GEOWORKS is participating, GEOWORKS agrees to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section (d)(i), MYTURN, each of its directors, each of its officers who signs the Registration Statement, its employees, agents and each person, if any, who controls MYTURN within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to MYTURN by GEOWORKS expressly for use in connection with such Registration Statement, and subject to Section (d)(iii), GEOWORKS will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section (d)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of GEOWORKS, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by GEOWORKS.

      iii. Procedure. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section (d) of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to made against any indemnifying party under this Section
            (d), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that such indemnifying party shall not be entitled to assume such defense and an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential conflicts of interest between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding or the actual or potential defendants in, or targets of, any such action include both the Indemnified Person or the Indemnified Party and the indemnifying party and any such Indemnified Person or Indemnified Party reasonably determines that there may be legal defenses available to such Indemnified Person or Indemnified Party which are different from or in addition to those available to such indemnifying party. The indemni-fying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by GEOWORKS, if GEOWORKS or any Indemnified Person is entitled to indemnification hereunder, or by MYTURN, if MYTURN or an Indemnified Party is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section (d), except to the extent that the indemnifying party is actually prejudiced in its ability to defend such action. The indemnification required by this Section (d) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

      (e) Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section (d) to the fullest extent permitted by law; provided, however, that no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification under the fault standards set forth in Section (d).

      (f)   Exemption from Registration. The provisions of Section (a) through
(e) notwithstanding, MYTURN shall have no obligation to register the resale of the Registrable Securities to the extent the Registrable Securities may be resold without registration without violating Section 5 of the Securities Act of 1933, as amended (the "Securities Act") pursuant to Rule 144 promulgated thereunder or any other exemption or exception from registration under the Securities Act.


                                          COMPU-DAWN, INC.
                                          D/B/A MYTURN.COM


                                          By: /s/ Rudy Theal
                                             -----------------------------------


                                          GPC ACQUISITION CORP.


                                          By: /s/ Rudy Theal
                                             -----------------------------------


                                          GEOWORKS CORPORATION


                                          By: /s/ Donald G. Ezzell
                                             -----------------------------------